Exhibit 10.3

Governance Agreement

EXECUTION VERSION

GOVERNANCE AGREEMENT

among

TERRAFORM POWER, INC.,

ORION US HOLDINGS 1 L.P.

and

EACH MEMBER OF THE SPONSOR GROUP PARTY HERETO

Dated as of October 16, 2017

i

GOVERNANCE AGREEMENT

GOVERNANCE AGREEMENT, dated as of October 16, 2017 (this “Agreement”), among TerraForm Power, Inc., a Delaware corporation (the “Company”), Orion US Holdings 1, L.P., a Delaware limited partnership (“Orion”) and each other member of the Sponsor Group that becomes party to this Agreement from time to time pursuant to Section 4.3 of this Agreement (a “Joining BAM Affiliate” and together with Orion, the “Sponsor Parties” and each individually a “Sponsor Party”). Each of the Company and each Sponsor Party is referred to herein as a “Party”, and together as the “Parties”.

RECITALS

WHEREAS, the Company, Sponsor and BRE TERP Holdings Inc., a wholly owned subsidiary of Sponsor (“Merger Sub”), have entered into that certain Merger and Sponsorship Transaction Agreement, dated as of March 6, 2017 (the “Sponsorship Transaction Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”) as of the effective time of the Merger (the “Effective Time”);

WHEREAS, in connection with the consummation of the transactions set forth in the Sponsorship Transaction Agreement, the Company, Brookfield Asset Management Inc., a corporation existing under the laws of Ontario (“Brookfield”), and certain Affiliates of Brookfield have entered into certain ancillary agreements, including a Master Services Agreement, dated as of the date hereof (the “MSA”), pursuant to which certain Affiliates of Brookfield will provide certain services to the Company and its subsidiaries commencing at the Effective Time; and

WHEREAS, the Parties desire to establish herein certain rights and obligations with respect to the governance of the Company and the relationship between the Sponsor Group (as defined below) and the Company at and following the Effective Time.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
 DEFINITIONS

Section 1.1. Certain Defined Terms.

As used herein, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by such Person, or is under common control of a third Person.

“Agreement” has the meaning assigned to such term in the preamble.

“Beneficial owner” or “beneficially own” has the meaning given such term in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, and a Person’s beneficial ownership of Voting Securities shall be calculated in accordance with the provisions of such rules; provided, however, that for purposes of determining beneficial ownership, (i) a Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person, whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any warrants, options, rights or other securities, (ii) no Person shall be deemed beneficially to own any security solely as a result of this Agreement and (iii) Sponsor shall be deemed not to be the beneficial owner of any security solely due to its right to receive shares of Common Stock pursuant to Section 6.17 of the Sponsorship Transaction Agreement so long as such shares of Common Stock have not been issued to Sponsor.

“Board” means the board of directors of the Company.

“Brookfield” has the meaning assigned to such term in the recitals.

“Business Day” means any day that is not a Saturday, a Sunday or a day which is a statutory or civic holiday in the Province of Ontario or the State of New York.

“Bylaws” means the bylaws of the Company, as amended and restated as of the date hereof, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and the terms of the Charter.

“Charter” means the certificate of incorporation of the Company, as amended and restated as of the date hereof, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Common Stock” means the Class A common stock, par value $0.01 per share, of the Company.

“Company” has the meaning assigned to such term in the preamble.

“Conflicts Committee” means the committee of the Board designated as the “Conflicts Committee.”

“Control” or “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Controlled Affiliate” means, with respect to any Person, any other Person controlled by such Person. For purposes of this definition, “controlled by” means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Controlled Company Exemption” with respect to the Company means that the Company qualifies for the “controlled company” exemption under applicable Stock Exchange Rules based on the Sponsor Group’s beneficial ownership of Voting Securities.

“Director” means any member of the Board.

“Effective Time” has the meaning assigned to such term in the recitals.

“Election Meeting” means each annual or special meeting of stockholders of the Company at which Directors are to be elected.

“Exchange Act” means the U.S. Securities Exchange Act of 1934.

“Governance Committee” means the committee of the Board designated as the “Corporate Governance and Nominations Committee.”

“Governmental Authority” means any (i) international, national, multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, agency or instrumentality, domestic or foreign, including any independent electricity system operator, a regional transmission organization, national system operator or any other similar organization overseeing the transmission of electricity, (ii) self-regulatory organization or stock exchange, (iii) subdivision, agent, commission, board or authority of any of the foregoing, or (iv) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

“Independent” means, with respect to any person that serves as a Director or is nominated or designated to serve as a Director at any time, the satisfaction by such person of the requirements to be “independent” under the Stock Exchange Rules and any applicable rules and regulations of the Securities and Exchange Commission (or any successor agency).

“Independent Directors” means the Non-Sponsor Independent Directors and the Sponsor Independent Directors.

“Joining BAM Affiliate” has the meaning assigned to such term in the preamble.

“Law” means any (i) law, constitution, treaty, statute, code, ordinance, principle of common and civil law and equity, rule, regulation and municipal bylaw whether domestic, foreign or international, (ii) judicial, arbitral, administrative, ministerial, departmental and regulatory judgment, order, writ, injunction, decision and award of any Governmental Authority, and (iii) policy, practice and guideline of any Governmental Authority which, although not actually having the force of law, is considered by such Governmental Authority as requiring compliance as if having the force of law, and the term “applicable”, with respect to such Law and in the context that refers to one or more Persons, means such Law that applies to such Person or Persons or its or their business, undertaking, property or securities at the relevant time and that emanates from a Governmental Authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities.

“Merger” has the meaning assigned to such term in the recitals.

“MSA” has the meaning assigned to such term in the recitals.

“Non-Sponsor Independent Directors” means the Directors who are Independent and are (i) designated initially pursuant to Section 2(b)(ii) of Article SIX of the Charter and serve as Directors as of the Effective Time, (ii) following the Effective Time, designated and recommended by the Directors who are Independent (other than any Sponsor Independent Directors) pursuant to Section 3 of Article SIX of the Charter and elected to the Board in accordance with Section 3 of Article SIX of the Charter or (iii) appointed by the Directors described in clause (i) or (ii) of this definition to fill a vacancy on the Board that such Directors are entitled to fill in accordance with Section 3 of Article NINE of the Charter.

“Orion” has the meaning ascribed to such term in the preamble.

“Party” has the meaning assigned to such term in the preamble.

“Person” means any individual, partnership, corporation, limited liability company, joint venture, trust, association or other unincorporated organization or other entity, including any government or any agency or political subdivision thereof.

“Representative” means, with respect to a Person, the officers, directors, managers, employees, agents, accountants, lawyers, advisors, bankers and other representatives of such Person.

“SEC” means the U.S. Securities and Exchange Commission (or any successor agency).

“Sponsor” has the meaning set forth in Section 4.3(e).

“Sponsor Directors” means Directors who are (i) designated initially pursuant to Section 2(b)(i) of Article SIX of the Charter and serve as Directors as of the Effective Time, (ii) following the Effective Time, designated by the Sponsor to the Governance Committee pursuant to Section 3 of Article SIX of the Charter for its recommendation to the Board for election by the holders of shares of Common Stock and elected by the holders of shares of Common Stock to serve as Directors or (iii) appointed by the Directors described in clause (i) or (ii) to fill a vacancy on the Board that such Directors are entitled to fill pursuant to Section 3 of Article NINE of the Charter.

“Sponsor Group” means Brookfield and its Controlled Affiliates (other than the Company and its Controlled Affiliates).

“Sponsor Independent Directors” means Directors who are Independent and are (i) designated by the Sponsor to the Governance Committee for its recommendation to the Board for election by the holders of shares of Common Stock or (ii) appointed by Sponsor Directors to fill a vacancy on the Board that the Sponsor Directors are entitled to fill pursuant to Section 3 of Article NINE of the Charter.

“Sponsor Party” has the meaning assigned to such term in the recitals.

“Sponsorship Transaction Agreement” has the meaning assigned to such term in the recitals.

“Stock Exchange Rules” means the rules and regulations of The NASDAQ Stock Market LLC or, if the shares of Common Stock are listed on another primary securities exchange, of the securities exchange on which the shares of Common Stock are listed at such time.

“TERP Group” means the Company and its Controlled Affiliates.

“Voting Securities” means, at any time, (i) the Common Stock and (ii) shares of any other class of capital stock of the Company then entitled to vote generally in the election of Directors.

Section 1.2 Other Definitional Provisions.

(a) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) References to a party to this Agreement include its successors and permitted assigns.

ARTICLE II
 CORPORATE GOVERNANCE

Section 2.1. Agreement to Vote.

(a) With respect to the election and removal of the Non-Sponsor Independent Directors, the Sponsor Parties shall cause all Voting Securities beneficially owned by any member of the Sponsor Group to be voted (or abstained from voting), in the same proportion as the Voting Securities that are voted (or abstained from voting) by stockholders other than any member of the Sponsor Group or any group (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) which includes any member of the Sponsor Group.

(b) The Sponsor Parties shall cause all Voting Securities beneficially owned by any member of the Sponsor Group to be present at any stockholder meeting.

Section 2.2. Officers.

(a) For so long as the MSA remains in effect:

(i) The Chief Executive Officer, the Chief Financial Officer and the General Counsel of the Company shall be designated by Sponsor for appointment by the Board (the “Sponsor Designated Officers”).

(ii) The Sponsor Designated Officers shall be employees of a member of the Sponsor Group and shall be compensated by a member of the Sponsor Group.

(iii) Unless otherwise provided pursuant to the MSA, all other officers of the Company shall be employed and compensated by the Company and will report, directly or indirectly, to one or more of the Sponsor Designated Officers.

(iv) The Sponsor Designated Officers shall be officers of the Company and shall devote their full professional time to the Company.

(b) Sponsor shall provide to the Board (including the Independent Directors) (i) information regarding the qualifications of Sponsor Designated Officers for their appointed role and (ii) all other information reasonably requested by any member of the Board in connection with the appointment of a Sponsor Designated Officer.

(c) For so long as the MSA remains in effect, Sponsor may remove any Sponsor Designated Officer at Sponsor’s discretion subject to advising the Conflicts Committee prior to such removal and provision to the Conflicts Committee of the rationale therefor. In addition to the foregoing, for so long as the MSA remains in effect, the Board may remove a Sponsor Designated Officer for cause after consulting in good faith with Sponsor with respect to such removal. Further, the Conflicts Committee may make a recommendation to Sponsor to replace any Sponsor Designated Officer at any time, if the Conflicts Committee believes that there may be reason to remove such Sponsor Designated Officer.

(d) The Sponsor Parties hereby acknowledge (and Sponsor agrees to cause the employer of each Sponsor Designated Officer to acknowledge to such Sponsor Designated Officer in writing upon request by the Conflicts Committee) that:

(i) each Sponsor Designated Officer shall be required to act in the best interests of the Company and its Controlled Affiliates and consistent with such Sponsor Designated Officer’s fiduciary duties to the Company and its Controlled Affiliates, notwithstanding any conflicting interests such Sponsor Designated Officer may have as an employee of a member of the Sponsor Group; and

(ii) that the client of the Sponsor Designated Officer acting as the General Counsel of the Company shall be the Company and its Controlled Affiliates, notwithstanding being an employee of any member of the Sponsor Group.

(e) The compensation of the Sponsor Designated Officers shall be determined by Brookfield and Sponsor, and Sponsor will explain the rationale therefor to the Board. The compensation of the Sponsor Designated Officers shall be disclosed to the committee of the Board designated as the “Compensation Committee” (or, if the Company does not have a Compensation Committee at such time, to the Governance Committee) and shall be subject to disclosure requirements under the rules and regulations of the SEC, the Stock Exchange Rules and other applicable law.

(f) Sponsor shall submit to the Board the name of each Sponsor Designated Officer to be designated by Sponsor pursuant to Section 2.2(a)(i), including in respect of the replacement of a Sponsor Designated Officer who has resigned or been removed (upon death or otherwise). If the Board determines that the service by such Sponsor Designated Officer would not violate applicable law or applicable Stock Exchange Rules, such Sponsor Designated Officer shall be appointed unless such appointment would violate the fiduciary duties of the members of the Board. If a proposed Sponsor Designated Officer is not appointed by the Board, Sponsor shall have the right to submit another name of a proposed Sponsor Designated Officer to the Board for appointment in accordance with the immediately preceding sentence, and shall have the right to continue so submitting names until such Sponsor Designated Officer is so appointed.

Section 2.3. Committees.

(a) The Company shall have a Conflicts Committee, and the Conflicts Committee shall comprise three (3) Non-Sponsor Independent Directors. Any amendments to the charter of the Conflicts Committee shall be approved by a majority of the Board and a majority of the Conflicts Committee.

(b) The Company shall have a Governance Committee, and the Governance Committee shall comprise three (3) directors. For so long as the Company qualifies for the Controlled Company Exemption, the Governance Committee will include at least one Sponsor Director and at least one Non-Sponsor Independent Director. After the date on which the Company does not qualify for the Controlled Company Exemption, the Governance Committee will comprise three (3) Independent Directors, at least one of whom will be a Non-Sponsor Independent Director. Any amendments to the charter of the Governance Committee shall be approved by a majority of the Board and a majority of the Governance Committee.

Section 2.4. Notice of Transfer. In connection with any purchase or other acquisition and transfer between or among members of the Sponsor Group pursuant to the exception in clause (C) of ARTICLE FOUR, Section 4(a)(i) of the Charter, Sponsor shall provide prior notice to the Company if such purchase or other acquisition and transfer is reasonably likely to require a prior authorization from the Federal Energy Regulatory Commission under Section 203 of the Federal Power Act. Sponsor shall also provide additional information regarding the nature of such purchase or other acquisition and transfer if reasonably requested by the Company.

Section 2.5. Observer to the Board. At any time during which there are no Sponsor Directors on the Board because holders of shares of Common Stock voted against all the individuals designated by the Sponsor to serve as a Director at an Election Meeting, then, for so long as the MSA is in effect, the Sponsor shall be entitled to designate one individual to attend, at the cost of the Sponsor, Board meetings as a non-voting observer and receive copies of materials provided to Directors with respect to a meeting or a written consent in lieu of a meeting; provided that (i) the Sponsor shall cause such individual to hold in confidence pursuant to, and in accordance with, the MSA all materials so provided and information obtained as a result of attending such meetings (which materials and information the Sponsor Parties agree are subject to the confidentiality provisions in the MSA); and (ii) a majority of Directors may exclude such observer from, or limit the right of such observer to attend, any meeting or portion thereof (or receive any materials related thereto) to the extent such majority determines (a) that such observer’s attendance or participation in a meeting or access to information could jeopardize attorney-client privilege, the work product doctrine or any other similarly protective privilege or doctrine, could result in the breach of confidentiality obligations of the Company or its subsidiaries to third parties, could result in a conflict of interest or could impair the due consideration by the Board of matters as to which the exclusion pertains or (b) that exclusion of such observer is necessary or appropriate in furtherance of discharging the Board’s fiduciary duties to the Company’s stockholders or is otherwise required by applicable law.

ARTICLE III
 EFFECTIVENESS AND TERMINATION

Section 3.1. Effectiveness. This Agreement shall take effect immediately upon the Effective Time and shall remain in effect until it is terminated pursuant to Section 3.2 of this Agreement.

Section 3.2. Termination. At such time that the MSA is no longer in effect, all provisions of this Agreement, other than this Article III and Article IV (except for Section 4.1, Section 4.2, Section 4.4, Section 4.6, Section 4.7, Section 4.8 and 4.10), shall terminate and be of no further force and effect.

ARTICLE IV
 MISCELLANEOUS

Section 4.1. Amendments and Modifications. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each Party. The approval by the Company of any such amendment, modification or supplement shall be subject to approval by a majority of the Board and a majority of the Conflicts Committee.

Section 4.2. Waivers, Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Party, upon any breach, default or noncompliance by another Party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any Party hereto of any breach, default or noncompliance under this Agreement or any waiver on such Party’s part of any provisions or conditions of this Agreement, must be in writing and executed and delivered by a duly authorized officer on behalf of such Party and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law or otherwise afforded to any party, will be deemed cumulative with and not exclusive of any other remedy, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

Section 4.3. Successors, Assigns and Transferees.

(a) This Agreement shall bind and inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

(b) Upon any sale, assignment or other transfer (in each case, directly or indirectly, by operation of law or otherwise) by a member of the Sponsor Group that is a Sponsor Party of legal and beneficial ownership of any Voting Securities held by it to a member of the Sponsor Group that is not then a Sponsor Party, the transferor Sponsor Party shall cause the transferee member of the Sponsor Group to become a party to this Agreement by executing and delivering to the Company a joinder to this Agreement substantially in the form of Exhibit A, which execution and delivery shall be a condition to the effectiveness of the transfer of such Voting Securities to the transferee member of the Sponsor Group. Any sale, assignment or other transfer (in each case, directly or indirectly, by operation of law or otherwise) of legal and beneficial ownership of Voting Securities by a Sponsor Party to a member of the Sponsor Group that is not then a Sponsor Party that does not include the execution and delivery to the Company of a joinder to this Agreement substantially in the form of Exhibit A prior to or concurrently with such sale, assignment or transfer shall be void ab initio and the Voting Securities transferred to such Person shall be deemed to be held or returned to the Sponsor Party that last held such Voting Securities.

(c) Upon the acquisition (directly or indirectly, by operation of law or otherwise) by any member of the Sponsor Group that is not then a Sponsor Party of legal and beneficial ownership of Voting Securities, each Sponsor Party shall cause such acquiring member of the Sponsor Group to become a party to this Agreement by executing and delivering to the Company a joinder to this Agreement substantially in the form of Exhibit A within a reasonable period of time following such acquisition (but in no event later than 10 Business Days thereafter).

(d) A Sponsor Party shall cease to be a party to this Agreement and shall automatically be released from all obligations hereunder in the event that such Sponsor Party ceases to (i) be the legal and beneficial owner any

Voting Securities and, in the case it ceases to own all such Voting Securities as a result of a sale, assignment or other transfer of some or all of such Voting Securities to a member of the Sponsor Group, conditioned upon the joinder to this Agreement by the transferee member of the Sponsor Group as set forth in Section 4.3(b) above or (ii) be a Controlled Affiliate of Brookfield.

(e) Except as set forth in clause (b) and (c) above, this Agreement shall not be assigned, by operation of law or otherwise, without the prior written consent of the Parties and any such assignment or attempted assignment without such consent shall be void.

(f) All Sponsor Parties to this Agreement at any time may, by written notice to the Company, designate any individual Sponsor Party among them as their representative for purposes of this Agreement and such representative shall be referred to as the “Sponsor.” The Sponsor designated as of the date of this Agreement is Orion.

Section 4.4. Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be given by prepaid registered or certified mail, by e-mail or other means of electronic communication, provided that the e-mail is promptly confirmed by telephone confirmation thereof, or by hand delivery as hereinafter provided. Any such notice or other communication, if mailed by prepaid registered or certified mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, will be deemed to have been received three (3) Business Days after the postmarked date thereof, or if sent by e-mail or other means of electronic communication, will be deemed to have been received when sent, or if delivered by hand will be deemed to have been received upon actual receipt either by the individual designated below or by an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of change of address will also be governed by this section. In the event of a general discontinuance of postal service due to strike, lockout or otherwise, notices or other communications will be delivered by hand or sent by e-mail or other means of electronic communication and will be deemed to have been received in accordance with this section. Notices and other communications will be addressed as follows:

If to Sponsor:

c/o Brookfield Asset Management Inc.
181 Bay Street, Suite 300
Toronto, Ontario, M5J 2T3, Canada
Attention:	Jennifer Mazin
Telephone:	(416) 363-9491
E-mail:	jennifer.mazin@brookfieldrenewable.com

If to the Company:

TerraForm Power, Inc.
7550 Wisconsin Ave.
Bethesda, MD 20814
Attention:	General Counsel
Telephone:	(240) 762-7700
E-mail:	andrea.rocheleau@brookfieldrenewable.com

If to the Conflicts Committee:

TerraForm Power, Inc.
7550 Wisconsin Ave.
Bethesda, MD 20814
Attention:Members of the Conflicts Committee
Telephone:	(240) 762-7700

with a copy to (which shall not constitute notice):

TerraForm Power, Inc.
7550 Wisconsin Ave.Bethesda, MD 20814
Attention:General Counsel
Telephone:	(240) 762-7700
E-mail:	andrea.rocheleau@brookfieldrenewable.com

or to or to such other addresses or as a party may from time to time notify the other in accordance with this Section 4.4.

Section 4.5. Entire Agreement. This Agreement, the Sponsorship Transaction Agreement (including any exhibits thereto), the Company Disclosure Letter (as defined in the Sponsorship Transaction Agreement), the Ancillary Agreements (as defined in the Sponsorship Transaction Agreement), the Charter and the Bylaws constitute the entire agreement, and supersede all prior written agreements, arrangements, communications, understandings, representations and warranties both written and oral, among the Parties with respect to the subject matter hereof and thereof. Notwithstanding any oral agreement or course of action of the Parties or their Representatives to the contrary, no Party shall be under any legal obligation to enter into or complete the transactions contemplated hereby unless and until this Agreement shall have been executed and delivered by each of the Parties.

Section 4.6. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, governed by and construed in accordance with, the internal laws of the State of Delaware, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 4.7. Submission to Jurisdiction. EACH OF THE PARTIES HERETO EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF THE DELAWARE COURT OF CHANCERY OR, TO THE EXTENT SUCH COURT DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR OF ANY SUCH DOCUMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT SUCH COURTS ARE AN INCONVENIENT FORUM, OR THAT THE VENUE OF SUCH COURTS MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A DELAWARE COURT OF CHANCERY OR FEDERAL COURT. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH IN SECTION 4.4 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH.

Section 4.8. Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED-FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY

UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.8.

Section 4.9. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

Section 4.10. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

Section 4.11. Enforcement. THE PARTIES ACKNOWLEDGE AND AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR WERE OTHERWISE BREACHED AND THAT MONETARY DAMAGES WOULD NOT BE AN ADEQUATE REMEDY THEREFOR. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OR THREATENED BREACHES OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS OF THIS AGREEMENT IN ANY COURT OF COMPETENT JURISDICTION, IN EACH CASE WITHOUT PROOF OF DAMAGES OR OTHERWISE (AND EACH PARTY HEREBY WAIVES ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY), THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY ARE ENTITLED AT LAW OR IN EQUITY. THE PARTIES AGREE NOT TO ASSERT THAT A REMEDY OF SPECIFIC ENFORCEMENT IS UNENFORCEABLE, INVALID, CONTRARY TO LAW OR INEQUITABLE FOR ANY REASON, NOR TO ASSERT THAT A REMEDY OF MONETARY DAMAGES WOULD PROVIDE AN ADEQUATE REMEDY.

Section 4.12. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 4.13. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original, but all the counterparts shall together constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto and thereto, to the extent signed and delivered by facsimile or in electronic format (e.g., “pdf” or “tif”) shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

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IN WITNESS WHEREOF, the parties hereto have executed this Governance Agreement as of the date first written above.

TERRAFORM POWER, INC.

By:	/s/ Sebastian Deschler
	Name:	Sebastian Deschler
	Title:	Senior Vice President, General Counsel and Secretary

ORION US HOLDINGS 1 L.P.

By:	/s/ Julian Deschatelets
	Name:	Julian Deschatelets
	Title:	Senior Vice President of its general partner Orion US GP LLC

EXHIBIT A

Form of Joinder

JOINDER AGREEMENT

This Joinder Agreement, dated as of                , (this “Joinder Agreement”) is a joinder to the Governance Agreement, dated [•], by and among TerraForm Power, Inc. (the “Company”), Orion US Holdings 1 L.P. (“Sponsor”) and the other parties party thereto from time to time (the “Governance Agreement”). Capitalized terms used but not defined herein shall have the meaning given to such terms in the Governance Agreement.

1. [Each of] [t]he undersigned, having received and reviewed a copy of the Governance Agreement, hereby agrees to be bound by the terms, conditions and other provisions of the Governance Agreement as though it is a “Sponsor Party” under the Governance Agreement, with all attendant rights, duties and obligations stated therein applicable to the “Sponsor Parties” in the same manner as if the undersigned were party to the Governance Agreement as of the date on which it was originally executed.

2. The undersigned represents and warrants to the Company that it is a Controlled Affiliate of Brookfield.

3. This Joinder Agreement shall be deemed to be made in and in all respects shall be interpreted, governed by and construed in accordance with, the internal laws of the State of Delaware, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

4. This Joinder Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original, but all the counterparts shall together constitute one and the same instrument. This Joinder Agreement and any signed agreement or instrument entered into in connection with this Joinder Agreement, and any amendments or waivers hereto and thereto, to the extent signed and delivered by facsimile or in electronic format (e.g., “pdf” or “tif”) shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Joinder Agreement as of the date first written above.

[NEW PARTY]

By:
Name:
Title:

[NEW PARTY]

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

TERRAFORM POWER, INC.

By:
Name:
Title:

ORION US HOLDINGS 1 L.P.

By:
Name:
Title: